                                                                 EXHIBIT 10.3(b)

                           SPARE BANK 1    SR-BANK


Simex A/S
Godesetdalen 24

4033 Forus



                                                         Stavanger, 06.10.98



REF.: OFFER REGARDING LOAN

With reference to your inquiry about financing, we are pleased to offer you the following:

1.       Loan
Amount                     :   NOK 12.000.000,-
Interest Rate              :   P.t. 3 month NIBOR + 1,0% p.a. Interest
                               will be capitalized every quarter.
Installment fee            :   NOK 40,-
Type of loan               :   Serial loan
Loan period                :   No repayment until 31.12.98, afterwards
                               repayment in 20 periods, quarterly over 5 years.
Loan purpose               :   Financing purchase of companies/activities.


2.       Overdraft facility/guarantee limit
Limit                      :   USD 700.000,-
Interest Rate              :   P.t. 3 month LIBOR + 1,0% p.a.
Commitment fee             :   P.t. NOK 5.000, - quarterly
Loan purpose               :   Financial operations in USA.
Duration                   :   Yearly renewal.
Alternatively
guarantee
commission                 :   P.t. 0,125% quarterly per guarantee.

                               Interest and commitment fee will be capitalized every quarter.

Collaterals                :   Existing securities, and reservation about
                               possible extension of existing securities.



                         SPAREBANK1 SR-BANK N/ERINGSLIV

                              SPARE BANK 1 SR-BANK

Arrangement fee            :   0,1% of granted amount.
                               Additional registration expenses to the
                               authorities.

Other terms:

- Serial loan NOK 12.000.000,-will be paid in parts in accordance with agreements made concerning purchase of companies/activities.
- By the purchase of stock companies it is a term that shares in the purchased company will be deposited as security until merge with Simex A/S is executed.
- Sale of fixed assets extending NOK 1.000.---, -shall be used as repayment of loan in SR-Bank.
- Overdraft facility/guarantee limit USD 700.000,- will be opened after establishing acceptable routines between Simex A/S in Norway and companies in USA.
-        25% equity capital in the Simex Group adjusted for goodwill.
- Payment of dividend shall not be done without permission from SR-Bank in writing.
- Possible purchase of other companies/activities shall be cleared with SR-Bank before closing of deal.
-        The companies board should be strengthened with external members.

We hope you will find our offer attractive and look forward to receiving your accept.

By accept of our offer, the necessary documents will be drawn up for signing by the person(s) in your company who according to the company certificate holds the necessary powers of attorney.

The offer is valid in one -1- month from today.


Yours sincerely,
for Sparebanken Rogaland


Rasmus Kvassheim                                   Atle Nilsen
General Manager                                    Corporate Account Manager


Forus,..................................



----------------------------------------
The offer is accepted

                            SPARE BANK 1   SR-BANK

Simex A/S
Postboks 5

4033 Forus



                                                       Stavanger, 14.01.99



REGARDING SUMMERY OF LOANS AND OVERDRAFT FACILITIES

As agreed upon we send you a summary of the company's loans and overdraft facilities pr. 14.01.99:

LOANS
-----------------------------------------------------------------------------------------------
Company                                  Loan number                        Balance
-----------------------------------------------------------------------------------------------
Simex A/S  *                             3201.78.21058                      NOK   9.022.000,-
-----------------------------------------------------------------------------------------------
Simex A/S                                3201.78.21066                      NOK   9.500.000,-
-----------------------------------------------------------------------------------------------
Simex A/S                                3201.78.81700                      NOK  15.000.000,-
-----------------------------------------------------------------------------------------------
Norsk Kjoleindustri A/S  *               3201.75.69979                      NOK   3.817.062,-
-----------------------------------------------------------------------------------------------
Norsk Kjoleindustri A/S  *               3201.84.00501                      NOK   4.097.210,-
-----------------------------------------------------------------------------------------------
Weld-Tech A/S                            3201.84.00366                      NOK   1.580.000,-
-----------------------------------------------------------------------------------------------
Weld-Tech A/S                            3201.84.01907                      NOK     525.000,-
-----------------------------------------------------------------------------------------------
Vest Norge Doors A/S                     3201.76.60720                      NOK     246.974,-
-----------------------------------------------------------------------------------------------
Total                                                                       NOK  43.788.246,-
-----------------------------------------------------------------------------------------------

*) Loans concerning real estate


OVERDRAFT FACILITIES
------------------------------------------------------------------------------------------------------------
Company                         Account number               Limit                        Balance
------------------------------------------------------------------------------------------------------------
Simex A/S                       3201.05.53899                NOK   12.000.000,-           NOK -7.762.100,23
------------------------------------------------------------------------------------------------------------
Simex A/S                       3185.05.26799                USD      700.000,-           USD -  557.690,24
------------------------------------------------------------------------------------------------------------
Norsk Kjoleindustri A/S        3201.053.13544                NOK    6.000.000,-           NOK -1.162.460,97
------------------------------------------------------------------------------------------------------------
Vest Norge Doors A/S            3201.05.00477                NOK      600.000,-           NOK     -5.379,43
------------------------------------------------------------------------------------------------------------


                     SPAREBANK1   SR-BANK   N/ERINGSLIV

                              SPARE BANK 1 SR-BANK

If you choose to reduce the company's loans and overdraft facilities extraordinarily, SpareBank 1 SR-Bank is willing to reorganize the original financial package, based on still healthy group accounts.

The above mentioned to your information.

Please don't hesitate contacting the undersignees for further information.





Yours sincerely,
for Sparebanken Rogaland



Rasmus Kvassheim                               Atle Nilsen
General Manager                                Corporate Account Manager

                            SPARE BANK 1   SR-BANK

Simex A/S

Telefax: 51578686

Att.: Elmer Lunde



                                                         Stavanger, 27.04.99



INFORMATION - THE SIMEX GROUP'S LOAN CONTRACTS WITH SPAREBANKEN ROGALAND

SIMEX A/S/Norsk Kjoleindustri A/S

Loan no.                 Amount in NOK            Interest p.t.

3201.78.21058              9.022.000,-            NIBOR  (3 months) + 0,90%
3201.75.69979              3.817.062,-                    "
3201.84.00501              4.097.210,-                    "
3201.78.21066              9.000.000,-                    "
3201.78.81700             15.000.000,-            NIBOR  (3 months) + 1,00%

Loan no. 3201.78.21058, 3201.75.69979 and 3201.84.00501 are to be paid back by sale of the companies properties.

Loan no. 3201.78.21066 (was originally NOK 10,0 mill. by june 1998) has a repayment period of totally 10 years.

Loan no. 3201.78.81700 had no repayment until 31.12.98, afterwards repayment in 20 periods, quarterly over 5 years.

Overdraft facilities:

Limit NOK 18.000.000,-
Limit USD    700.000,-

Bank guarantees:

Limit NOK 10.000.000,-


                     SPAREBANK1   SR-BANK   N/ERINGSLIV

                            SPARE BANK 1   SR-BANK

Collaterals for both companies:  :

In Simex A/S:
-Mortgage NOK 20.000.000,- in Godesetdalen 24, Stavanger
-Mortgage NOK 40.000.000,- in claims
-Mortgage NOK 40.000.000,- in stock
-Mortgage NOK 5.000.000,- in motorvehicles and construction machines -Shares in Weld-Tech A/S and Vest Norge Doors A/S

In Norsk Kjoleindustri A/S:
-Mortgage NOK 15.000.000,- in Fabrikkvn. 28, Stavanger
-Mortgage NOK 10.000.000,- in claims
-Mortgage NOK  6.000.000,- in stock
-Mortgage NOK 1.000.000,- i motorvehicles and construction machines -Shares in Telefrost A/S

WELD TECH A/S
Loan no.                      Amount in NOK           Interest p.t.

3201.84.00366                 1.540.500,-             NIBOR (3 months) + 0,90%
3201.84.01907                   516.250,-                    "

By 31.12.98 the loan saldo for loan no. 3201.84.00366 was NOK 1.580.000,-. This loan has a quarterly repayment of NOK 26.250,-.

Collaterals:
-Mortgage NOK 4.400.000,- in Godesetdalen 24, Stavanger
-Mortgage NOK 1.500.000,- in claims

VEST NORGE DOORS A/S
Loan no.                    Amount in NOK           Interest p.t.

3201.76.60720                  240.724,-            NIBOR (3 months) + 0,90%

By 31.12.98 the loan saldo for loan no. 3201.76.60720 was NOK 253.224,-. This loan has a quarterly repayment of NOK 18.750,-.

Overdraft facility:

Limit NOK 600.000,-

Bank guarantees:

Limit NOK 500.000,-

                     SPAREBANK1   SR-BANK   N/ERINGSLIV

                            SPARE BANK 1   SR-BANK

Collaterals:
-Mortgage NOK 900.000,- in stock
-Mortgage NOK 900.000,- in claims
-Mortgage NOK 500.000,- in motorvehicles and construction machines -Mortgage NOK 500.000,- in leasing facilities and working equipment

If further information is required please contact the undersigned.



Yours sincerely,
for Sparebanken Rogaland



Atle Nilsen
Credit Manager